Trade and Other receivables	6 Months Ended
Jun. 30, 2023
Trade and Other receivables.
Trade and Other receivables

11.Trade and Other receivables

	As at
	June 30,	December 31,
(in EUR 000)	2023	2022
Trade receivables	1,820	1,463
R&D incentive receivable (Australia)	620	346
VAT receivable	728	847
Current tax receivable	248	159
Foreign currency swaps	—	1
Other	666	422
Total trade and other receivables	4,082	3,238

The increase of €0.8 million in trade and other receivables is mainly due to an increase in trade receivables and an increase in R&D incentive receivables. We refer to note 22 for more details.

The Company may include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2022 and June 30, 2023, there were no unbilled receivables included in the trade receivables.

R&D incentive receivables relates to incentives received in Australia as support to the clinical trials and the development of the Genio® system.

The current tax receivable relates to excess payment of corporate income tax in Israel and in Belgium.

Other mainly relates advance payments and withholding tax to be received related to Belgian R&D employees.